UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3420
Oppenheimer Integrity Funds
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 12/31/2009

Item 1. Reports to Stockholders.

December 31, 2009

Oppenheimer

Core Bond Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Corporate Bonds & Notes—Top Ten Industries
Oil, Gas & Consumable Fuels	3.6%
Diversified Financial Services	2.6
Diversified Telecommunication Services	2.6
Commercial Banks	2.1
Insurance	1.8
Media	1.7
Capital Markets	1.5
Metals & Mining	1.4
Aerospace & Defense	0.9
Multi-Utilities	0.9
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2009, and are based on net assets.

Credit Allocation
Treasury	2.0%
Agency	47.4
AAA	23.2
AA	0.6
A	8.1
BBB	13.3
BB	3.1
B	1.1
CCC	0.5
Not Rated	0.7
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2009, and are based on the total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category. Average credit quality and credit allocation include rated securities and those not rated by a national rating organization but which have been assigned a rating by the Manager for internal purposes in categories similar to those of the rating agencies.

9 | OPPENHEIMER CORE BOND FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended December 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the twelve-month period ended December 31, 2009, Oppenheimer Core Bond Fund’s Class A shares (without sales charge) returned 7.29%, outperforming the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which returned 5.93%. Additionally, the Citigroup Broad Investment Grade Bond Index returned 5.06% while the Barclays Capital Credit Index returned 16.04% for the reporting period. The Fund underperformed the Index in the first quarter of 2009, during a period of significant upheaval in the credit markets. Fund performance in the first quarter was hampered by declines in the Fund’s positions in commercial mortgage-backed securities (CMBS) and certain derivative instruments, such as credit default and interest rate swaps. After a portfolio management change in April 2009, the Fund’s performance improved, leading to the eventual outperformance versus the Index.
     The Fund’s exposure to mortgage-backed securities (MBS) and corporate bonds was the primary driver of positive performance. Our overweight to residential MBS, comprised mainly of agency MBS, aided performance as this sector performed well due in large part to government programs aimed at supporting the housing market. Agency mortgages are typically packaged and resold by government sponsored enterprises including Fannie Mae and Freddie Mac as MBS. Specifically, the Federal Reserve (the “Fed”) has committed to purchasing agency MBS in an effort to keep mortgage rates low. Non-agency MBS, which are created by non-government institutions such as large banks, also performed well for the Fund, particularly in the second half of the period. The Fund was also overweight to CMBS, which performed well for the period, despite ongoing headline risk in this sector. In the fourth quarter, we reduced our overweight to the CMBS sector and took profits.
     Over the course of the reporting period, we increased our allocation to corporate bonds, moving from a neutral position at the end of the second quarter of 2009 to an overweight position by the end of the third quarter of 2009. This benefited the Fund as investment grade corporate and BB-rated corporate bonds performed well in the second half of the period. Credit spreads, or the risk premium to comparable U.S. Treasuries, continued to narrow. Credit spreads have narrowed dramatically since hitting their widest point back in December of 2008.
     Within the corporate sector, we remained overweight relative to the Index in financials at period end, having increased our exposure in the latter half of the reporting period. In the third quarter of 2009, industrial spreads narrowed, and we reduced our exposure to this sector. During the reporting period, we increased our allocation to the higher quality end

10 | OPPENHEIMER CORE BOND FUND

of high yield corporate bonds. High yield bonds extended their strong gains in the second half of the reporting period, particularly in the third quarter of 2009. The gap between the yield on these bonds and Treasuries narrowed.
     We remained significantly underweight U.S. Treasuries and federal agency bonds and other federal agency debt instruments (“federal agencies”). Although these sectors generated positive returns at times during the period, we had a greater level of exposure at period end to other areas, such as agency MBS. We believe agency MBS provide high credit quality and a potentially more attractive risk/return profile. Despite being underweight Treasuries and federal agencies, the average credit quality of the Fund finished the period at AA.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2009. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital U.S. Aggregate Bond Index, a broad-based index of government agencies and corporate debt; the Citigroup Broad Investment Grade Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities; and the Barclays Capital Credit Index, an index of non-convertible U.S. investment grade corporate bonds. The indices’ performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices.

11 | OPPENHEIMER CORE BOND FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

12 | OPPENHEIMER CORE BOND FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. See page 17 for further information.

13 | OPPENHEIMER CORE BOND FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

14 | OPPENHEIMER CORE BOND FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. See page 17 for further information.

15 | OPPENHEIMER CORE BOND FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. See page 17 for further information.

16 | OPPENHEIMER CORE BOND FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/15/88. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year returns for Class B reflect Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 7/11/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through certain retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/27/98. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER CORE BOND FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18 | OPPENHEIMER CORE BOND FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2009	December 31, 2009	December 31, 2009
Class A	$1,000.00	$1,111.50	$4.27
Class B	1,000.00	1,107.40	8.26
Class C	1,000.00	1,107.20	8.26
Class N	1,000.00	1,110.10	5.60
Class Y	1,000.00	1,111.70	2.34

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.17	4.08
Class B	1,000.00	1,017.39	7.91
Class C	1,000.00	1,017.39	7.91
Class N	1,000.00	1,019.91	5.36
Class Y	1,000.00	1,022.99	2.25
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2009 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.55
Class C	1.55
Class N	1.05
Class Y	0.44
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
19 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS December 31, 2009

	Principal
	Amount	Value

Asset-Backed Securities — 8.5%
Argent Securities Trust 2004-W8, Asset-Backed
Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.711%, 5/25/34[1]	$3,925,924	$2,908,970

Bank of America Auto Trust, Automobile Asset-Backed
Certificates, Series 2009-2A, Cl. A4, 3.03%, 10/15/16[2]	11,000,000	11,161,215

Bank of America Credit Card Trust, Credit Card Asset-Backed
Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	3,850,000	3,969,357

Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed
Certificates, Series 2003-2, Cl. 2A2, 0.791%, 2/25/33[1]	701,597	650,630

Chase Issuance Trust, Credit Card Asset-Backed
Certificates, Series 2007-A15, Cl. A, 4.96%, 9/17/12	10,930,000	11,261,797

Citibank Credit Card Issuance Trust, Credit Card
Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	460,000	452,606

Citigroup Mortgage Loan Trust, Inc. 2006-WFH3,
Asset-Backed Pass-Through Certificates,
Series 2006-WFH3, Cl. A2, 0.331%, 10/25/36[1]	803,868	765,841

CNH Equipment Trust, Asset-Backed Certificates,
Series 2009-B, Cl. A3, 2.97%, 3/15/13	4,850,000	4,922,706

Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.971%, 2/25/33[1]	48,808	38,688
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[1]	4,464,249	3,657,496
Series 2005-17, Cl. 1AF2, 5.362%, 5/1/36[1]	741,432	611,356

CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed
Certificates, Series 2006-25, Cl. 2A2, 0.351%, 6/25/47[1]	3,020,000	2,355,838

DT Auto Owner Trust, Automobile Receivables Nts.,
Series 2009-1, Cl. A1, 2.98%, 10/15/15	2,640,000	2,631,370

First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3, 0.321%, 7/25/36[1]	2,332,657	2,226,799

First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2, 0.341%, 7/7/36[1,3]	978,516	786,714

Ford Credit Auto Owner Trust, Automobile Receivables Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11	2,880,000	2,898,353
Series 2009-E, Cl. A2, 0.80%, 3/15/12	5,220,000	5,214,323

Harley-Davidson Motorcycle Trust 2009-2, Motorcycle
Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12	7,025,000	7,073,092

Honda Auto Receivables 2009-3 Owner Trust, Automobile
Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11[3]	3,075,000	3,090,549

HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan
Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.493%, 1/20/35[1]	1,043,117	903,452

HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan
Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.343%, 3/20/36[1]	1,111,469	1,071,235

Lehman XS Trust, Mtg. Pass-Through Certificates,
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35	183,107	181,770
F1 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
Litigation Settlement Monetized Fee Trust, Asset-Backed
Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31[3]	$343,445	$344,056

MBNA Credit Card Master Note Trust, Credit Card Receivables:
Series 2003-C7, Cl. C7, 1.583%, 3/15/16[1]	4,380,000	3,931,848
Series 2005-A6, Cl. A6, 4.50%, 1/15/13	11,020,000	11,244,960

NC Finance Trust, Collateralized Mtg. Obligation Pass-Through
Certificates, Series 1999-I, Cl. ECFD, 3.035%, 1/25/29[1,3]	1,750,658	262,599

Option One Mortgage Loan Trust 2006-2, Asset-Backed
Certificates, Series 2006-2, Cl. 2A2, 0.331%, 7/1/36[1]	6,930,680	4,857,677

Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[1]	1,054,357	977,897

Structured Asset Investment Loan Trust, Mtg. Pass-Through
Certificates, Series 2006-BNC3, Cl. A2, 0.271%, 9/25/36[1]	341,441	338,759

Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home
Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 0.331%, 7/25/36[1]	516,609	511,954

Total Asset-Backed Securities (Cost $98,536,845)		91,303,907

Mortgage-Backed Obligations—70.6%

Government Agency—62.3%

FHLMC/FNMA/FHLB/Sponsored—58.5%
Federal Home Loan Mortgage Corp.:
5%, 8/15/33	8,396,141	8,645,838
5.50%, 9/1/39	10,216,542	10,714,066
6%, 5/15/18-10/15/29	3,661,575	3,925,145
6.50%, 4/15/18-4/1/34	4,182,089	4,510,570
7%, 7/15/21-10/1/37	13,240,536	14,623,809
8%, 4/1/16	323,819	353,538
9%, 4/14/17-5/1/25	91,241	101,494
12.50%, 5/15/14	367	430
13.50%, 12/15/10	150	156

Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	21,429	23,528
Series 1590, Cl. IA, 1.30%, 10/15/23[1]	3,652,029	3,680,887
Series 2034, Cl. Z, 6.50%, 2/15/28	28,557	30,947
Series 2043, Cl. ZP, 6.50%, 4/15/28	2,990,007	3,185,571
Series 2046, Cl. G, 6.50%, 4/15/28	2,406,532	2,579,510
Series 2053, Cl. Z, 6.50%, 4/15/28	26,665	28,752
Series 2063, Cl. PG, 6.50%, 6/15/28	1,871,951	1,983,927
Series 2145, Cl. MZ, 6.50%, 4/15/29	692,275	746,031
Series 2148, Cl. ZA, 6%, 4/15/29	1,290,279	1,381,214
Series 2195, Cl. LH, 6.50%, 10/15/29	1,622,290	1,736,875
Series 2326, Cl. ZP, 6.50%, 6/15/31	517,302	556,599
Series 2341, Cl. FP, 1.133%, 7/15/31[1]	943,003	948,046
Series 2399, Cl. PG, 6%, 1/15/17	801,055	861,430
F2 | OPPENHEIMER CORE BOND FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2423, Cl. MC, 7%, 3/15/32	$2,371,803	$2,590,620
Series 2453, Cl. BD, 6%, 5/15/17	757,451	813,117
Series 2461, Cl. PZ, 6.50%, 6/15/32	4,440,890	4,822,347
Series 2463, Cl. F, 1.233%, 6/15/32[1]	4,686,746	4,737,188
Series 2500, Cl. FD, 0.733%, 3/15/32[1]	264,871	263,138
Series 2526, Cl. FE, 0.633%, 6/15/29[1]	377,551	372,227
Series 2551, Cl. FD, 0.633%, 1/15/33[1]	874,623	869,378
Series 2638, Cl. KG, 4%, 11/1/27	7,946,000	8,179,072
Series 2648, Cl. JE, 3%, 2/1/30	7,033,019	7,024,074
Series 2676, Cl. KY, 5%, 9/15/23	4,548,000	4,756,005
Series 2686, Cl. CD, 4.50%, 2/1/17	3,187,178	3,282,909
Series 2907, Cl. GC, 5%, 6/1/27	2,465,211	2,564,885
Series 2929, Cl. PC, 5%, 1/1/28	1,875,000	1,954,200
Series 2952, Cl. GJ, 4.50%, 12/1/28	1,006,914	1,035,068
Series 3019, Cl. MD, 4.75%, 1/1/31	4,051,906	4,213,968
Series 3025, Cl. SJ, 23.895%, 8/15/35[1]	826,355	1,038,901
Series 3094, Cl. HS, 23.529%, 6/15/34[1]	1,256,155	1,627,201
Series 3157, Cl. MC, 5.50%, 2/1/26	6,618,802	6,766,218
Series 3279, Cl. PH, 6%, 2/1/27	10,880,000	11,237,522
Series 3291, Cl. NA, 5.50%, 10/1/27	3,424,088	3,551,043
Series 3306, Cl. PA, 5.50%, 10/1/27	4,182,704	4,328,316
Series R001, Cl. AE, 4.375%, 4/1/15	2,891,391	2,966,851

Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 14.537%, 6/1/26[4]	486,615	108,863
Series 183, Cl. IO, 10.888%, 4/1/27[4]	1,549,022	346,174
Series 184, Cl. IO, 18.391%, 12/1/26[4]	822,860	182,658
Series 192, Cl. IO, 8.514%, 2/1/28[4]	194,492	45,855
Series 202, Cl. IO, 0%, 4/1/29[4,5]	5,068,333	1,178,685
Series 206, Cl. IO, 0%, 12/1/29[4,5]	246,104	46,952
Series 2130, Cl. SC, 51.994%, 3/15/29[4]	539,569	79,918
Series 2134, Cl. SB, 67.558%, 3/15/29[4]	551,563	91,927
Series 224, Cl. IO, 0%, 3/1/33[4,5]	2,508,791	556,844
Series 2422, Cl. SJ, 77.943%, 1/15/32[4]	2,376,797	360,853
Series 243, Cl. 6, 0%, 12/15/32[4,5]	1,517,037	311,455
Series 2493, Cl. S, 75.771%, 9/15/29[4]	142,713	21,303
Series 2527, Cl. SG, 26.607%, 2/15/32[4]	2,336,381	138,416
Series 2531, Cl. ST, 38.255%, 2/15/30[4]	2,980,375	194,089
Series 2796, Cl. SD, 65.704%, 7/15/26[4]	849,040	108,027
Series 2802, Cl. AS, 99.999%, 4/15/33[4]	2,212,876	196,515
Series 2920, Cl. S, 78.306%, 1/15/35[4]	3,461,492	402,990
Series 3000, Cl. SE, 99.999%, 7/15/25[4]	4,538,670	423,587
Series 3045, Cl. DI, 40.743%, 10/15/35[4]	41,884,596	4,972,464
Series 3110, Cl. SL, 99.999%, 2/15/26[4]	1,473,125	131,005
Series 3146, Cl. SA, 51.867%, 4/15/36[4]	5,233,832	802,592
Series 3399, Cl. SC, 19.734%, 12/15/37[4]	36,522,306	4,006,482
F3 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 176, Cl. PO, 4.486%, 6/1/26[6]	$203,126	$166,015

Federal National Mortgage Assn.:
4.50%, 1/1/25-1/1/40[7]	36,155,000	36,571,999
5%, 1/1/25-1/1/40[7]	68,434,500	70,316,049
5.50%, 12/25/18	7,937	8,452
5.50%, 1/1/25-1/1/40[7]	81,960,000	85,858,529
6%, 5/25/20	1,026,162	1,099,888
6%, 1/1/25-1/1/40[7]	94,613,000	100,509,771
6.50%, 6/25/17-11/25/31	20,497,764	22,200,940
6.50%, 1/1/40[7]	5,682,000	6,085,956
7%, 9/25/14-4/1/34	9,468,845	10,416,462
7.50%, 1/1/33-8/25/33	8,560,125	9,653,789
8.50%, 7/1/32	48,150	53,911

Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22	10,419	11,064
Trust 1993-104, Cl. ZB, 6.50%, 7/25/23	668,178	716,143
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	515,747	562,640
Trust 1996-35, Cl. Z, 7%, 7/25/26	170,250	187,516
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	1,094,761	1,184,027
Trust 1998-61, Cl. PL, 6%, 11/25/28	1,562,338	1,679,024
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	2,084,516	2,243,242
Trust 1999-60, Cl. PG, 7.50%, 12/25/29	7,534,202	8,276,994
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	2,114,954	2,276,167
Trust 2002-10, Cl. FB, 0.731%, 3/25/17[1]	240,631	238,940
Trust 2002-16, Cl. PG, 6%, 4/25/17	1,439,926	1,544,491
Trust 2002-2, Cl. UC, 6%, 2/25/17	831,327	886,426
Trust 2002-56, Cl. FN, 1.231%, 7/25/32[1]	1,298,202	1,310,958
Trust 2003-130, Cl. CS, 13.638%, 12/25/33[1]	6,108,237	6,249,586
Trust 2003-21, Cl. FK, 0.631%, 3/25/33[1]	474,455	471,677
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	1,492,000	1,560,128
Trust 2004-101, Cl. BG, 5%, 1/25/20	2,677,000	2,841,255
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	3,787,360	3,897,413
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	2,450,000	2,552,038
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	5,073,000	5,360,506
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	10,000,000	10,429,878
Trust 2005-12, Cl. JC, 5%, 6/1/28	5,000,037	5,213,414
Trust 2005-22, Cl. EC, 5%, 10/1/28	1,759,000	1,836,755
Trust 2005-30, Cl. CU, 5%, 4/1/29	1,318,698	1,378,881
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,540,632
Trust 2005-57, Cl. PA, 5.50%, 5/1/27	324,977	328,721
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	1,260,000	1,290,840
Trust 2006-50, Cl. SK, 23.352%, 6/25/36[1]	2,044,155	2,735,120
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	577,286	594,422
Trust 2009-37, Cl. HA, 4%, 4/1/19	8,759,647	9,075,333
Trust 2009-70, Cl. PA, 5%, 8/1/35	7,499,268	7,924,938
F4 | OPPENHEIMER CORE BOND FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 72.99%, 3/17/31[4]	$839,733	$141,673
Trust 2001-61, Cl. SE, 45.751%, 11/18/31[4]	1,261,283	203,100
Trust 2001-65, Cl. S, 46.542%, 11/25/31[4]	2,905,239	456,249
Trust 2001-81, Cl. S, 37.234%, 1/25/32[4]	385,568	59,762
Trust 2002-12, Cl. SB, 65.698%, 7/25/31[4]	615,917	99,447
Trust 2002-2, Cl. SW, 68.114%, 2/25/32[4]	703,225	106,399
Trust 2002-38, Cl. SO, 59.163%, 4/25/32[4]	274,785	37,644
Trust 2002-41, Cl. S, 75.617%, 7/25/32[4]	2,788,939	463,423
Trust 2002-47, Cl. NS, 34.497%, 4/25/32[4]	990,104	136,540
Trust 2002-5, Cl. SD, 70.63%, 2/25/32[4]	495,789	78,719
Trust 2002-51, Cl. S, 34.813%, 8/25/32[4]	909,105	123,984
Trust 2002-52, Cl. SD, 41.498%, 9/25/32[4]	1,095,078	149,064
Trust 2002-60, Cl. SM, 47.256%, 8/25/32[4]	4,390,839	609,524
Trust 2002-60, Cl. SY, 7.036%, 4/25/32[4]	3,813,303	57,663
Trust 2002-7, Cl. SK, 50.418%, 1/25/32[4]	2,667,704	339,390
Trust 2002-75, Cl. SA, 48.415%, 11/25/32[4]	2,331,423	307,436
Trust 2002-77, Cl. BS, 42.345%, 12/18/32[4]	4,661,093	615,485
Trust 2002-77, Cl. IS, 51.061%, 12/18/32[4]	468,152	63,795
Trust 2002-77, Cl. JS, 37.39%, 12/18/32[4]	4,453,764	579,837
Trust 2002-77, Cl. SA, 38.554%, 12/18/32[4]	4,176,494	552,555
Trust 2002-77, Cl. SH, 44.578%, 12/18/32[4]	517,335	80,318
Trust 2002-84, Cl. SA, 49.742%, 12/25/32[4]	578,941	75,531
Trust 2002-89, Cl. S, 78.129%, 1/25/33[4]	4,252,278	590,851
Trust 2002-9, Cl. MS, 36.897%, 3/25/32[4]	32,038	4,289
Trust 2002-90, Cl. SN, 50.425%, 8/25/32[4]	3,995,083	566,222
Trust 2002-90, Cl. SY, 51.412%, 9/25/32[4]	1,840,422	249,270
Trust 2003-117, Cl. KS, 56.31%, 8/25/33[4]	22,373,558	3,287,432
Trust 2003-14, Cl. OI, 10.932%, 3/25/33[4]	6,388,274	1,251,799
Trust 2003-26, Cl. IK, 11.165%, 4/25/33[4]	2,408,402	460,339
Trust 2003-33, Cl. SP, 56.394%, 5/25/33[4]	3,712,424	524,107
Trust 2003-4, Cl. S, 44.507%, 2/25/33[4]	1,176,994	167,959
Trust 2003-52, Cl. NS, 69.172%, 6/25/23[4]	18,265,824	2,494,973
Trust 2003-89, Cl. XS, 61.265%, 11/25/32[4]	5,701,832	707,982
Trust 2004-54, Cl. DS, 52.457%, 11/25/30[4]	229,348	25,882
Trust 2005-19, Cl. SA, 74.134%, 3/25/35[4]	12,145,263	1,413,726
Trust 2005-40, Cl. SA, 74.361%, 5/25/35[4]	2,147,283	251,839
Trust 2005-6, Cl. SE, 85.731%, 2/25/35[4]	2,680,345	296,869
Trust 2005-71, Cl. SA, 74.866%, 8/25/25[4]	3,913,816	464,952
Trust 2005-87, Cl. SE, 99.999%, 10/25/35[4]	15,199,576	1,726,161
Trust 2005-87, Cl. SG, 85.319%, 10/25/35[4]	15,361,274	2,075,876
Trust 222, Cl. 2, 16.291%, 6/1/23[4]	1,556,947	304,671
Trust 240, Cl. 2, 22.058%, 9/1/23[4]	1,941,475	433,495
Trust 247, Cl. 2, 24.834%, 10/1/23[4]	136,381	32,941
Trust 252, Cl. 2, 22.587%, 11/1/23[4]	1,437,977	341,269
Trust 254, Cl. 2, 17.102%, 1/1/24[4]	2,567,228	610,923
Trust 2682, Cl. TQ, 99.999%, 10/15/33[4]	3,885,880	461,793
Trust 273, Cl. 2, 15.567%, 8/1/26[4]	368,433	83,499
F5 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security: Continued
Trust 2981, Cl. BS, 99.999%, 5/15/35[4]	$6,881,898	$815,091
Trust 301, Cl. 2, 0%, 4/1/29[4,5]	898,952	203,542
Trust 303, Cl. IO, 0%, 11/1/29[4,5]	117,446	22,327
Trust 319, Cl. 2, 4.196%, 2/1/32[4]	544,379	124,903
Trust 320, Cl. 2, 7.987%, 4/1/32[4]	10,147,816	2,655,459
Trust 321, Cl. 2, 2.612%, 4/1/32[4]	2,032,306	498,570
Trust 324, Cl. 2, 0%, 7/1/32[4,5]	986,722	232,244
Trust 331, Cl. 9, 5.107%, 2/1/33[4]	5,964,496	1,284,610
Trust 334, Cl. 14, 7.489%, 2/1/33[4]	5,259,935	1,084,664
Trust 334, Cl. 15, 8.283%, 2/1/33[4]	3,747,854	777,791
Trust 334, Cl. 17, 15.857%, 2/1/33[4]	202,558	39,112
Trust 338, Cl. 2, 0%, 7/1/33[4,5]	18,099,414	3,865,203
Trust 339, Cl. 12, 0%, 7/1/33[4,5]	5,381,346	1,012,056
Trust 339, Cl. 7, 0%, 7/1/33[4,5]	6,508,869	1,060,286
Trust 343, Cl. 13, 12.085%, 9/1/33[4]	5,198,490	871,666
Trust 343, Cl. 18, 18.766%, 5/1/34[4]	3,735,861	689,535
Trust 345, Cl. 9, 2.695%, 1/1/34[4]	4,194,640	753,319
Trust 351, Cl. 10, 1.924%, 4/1/34[4]	2,358,723	455,103
Trust 351, Cl. 8, 2.248%, 4/1/34[4]	3,725,711	718,194
Trust 356, Cl. 10, 0.169%, 6/1/35[4]	3,196,267	603,817
Trust 356, Cl. 12, 0%, 2/1/35[4,5]	1,630,201	305,495
Trust 362, Cl. 12, 0%, 8/1/35[4,5]	6,424,896	1,230,144
Trust 362, Cl. 13, 0%, 8/1/35[4,5]	3,531,574	676,718
Trust 364, Cl. 16, 0%, 9/1/35[4,5]	5,510,438	928,872
Trust 365, Cl. 16, 10.067%, 3/1/36[4]	3,695,735	685,013

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M, 5.26%, 9/25/23[6]	486,492	379,845

		630,801,431

GNMA/Guaranteed—3.8%
Government National Mortgage Assn.:
3.625%, 8/8/25-7/1/27[1]	16,974	17,377
4.50%, 1/1/40[7]	36,870,000	36,904,584
8.50%, 8/1/17-12/15/17	151,051	165,321
10.50%, 12/29/17	8,542	9,544
11%, 11/8/19	24,988	27,676
12%, 5/29/14	198	221

Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 80.89%, 1/16/27[4]	993,866	141,525
Series 2002-15, Cl. SM, 69.075%, 2/16/32[4]	1,120,718	139,224
Series 2002-41, Cl. GS, 59.94%, 6/16/32[4]	808,475	146,125
Series 2002-76, Cl. SY, 77.173%, 12/16/26[4]	545,724	85,362
Series 2004-11, Cl. SM, 58.863%, 1/17/30[4]	195,891	32,337
Series 2006-47, Cl. SA, 72.897%, 8/16/36[4]	31,564,788	3,513,843

		41,183,139
F6 | OPPENHEIMER CORE BOND FUND

	Principal
	Amount	Value

Non-Agency—8.3%

Commercial—4.8%
Asset Securitization Corp., Commercial Interest-Only Stripped
Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.608%, 4/14/29[4]	$8,660,993	$342,105

Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45	20,850,000	16,503,680
Series 2006-5, Cl. A2, 5.317%, 10/10/11	7,202,000	7,320,888

Bear Stearns Commercial Mortgage Securities Trust 2007-PW18, Commercial
Mtg. Pass-Through Certificates, Series PW18, Cl. A2, 5.613%, 6/1/50	1,000,000	1,015,328

Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed
Pass-Through Certificates, Series 1997-CTL1, 0%, 6/22/24[4,5]	3,096,804	126,691

First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg.
Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	2,740,071	2,550,142

GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations,
Series 2004-C3, Cl. A2, 4.433%, 7/10/39	783,311	784,866

GS Mortgage Securities Corp. II, Commercial Mtg. Obligations:
Series 2001-LIBA, Cl. B, 6.733%, 2/10/16[2]	705,000	746,777
Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	5,000,000	4,389,428

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. AM, 4.78%, 7/1/42	8,810,000	7,035,315
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	3,525,000	2,978,241

JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates,
Series 2007-S3, Cl. 1A90, 7%, 7/1/37	4,525,213	3,517,060

Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0%, 2/18/30[4,5]	2,701,888	82,734

Lehman Structured Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[2]	131,553	94,362

Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates,
Series 2004-6, Cl. 10A1, 6%, 7/25/34	1,555,605	1,338,121

Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial
Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, 0%, 5/18/32[4,5]	37,475,531	186,460

Structured Asset Securities Corp., Mtg. Pass-Through Certificates,
Series 2002-AL1, Cl. B2, 3.45%, 2/25/32	1,902,777	821,681

Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial
Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.275%, 11/15/48	2,146,000	2,188,618

		52,022,497

Multifamily—1.4%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through Certificates,
Series 2005-10, Cl. A3, 4.462%, 10/1/35[1]	2,095,000	1,604,766

Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through
Certificates, Series 2005-A2, Cl. A2, 4.258%, 2/1/35[1]	463,793	403,238
F7 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Multifamily Continued
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg.
Pass-Through Certificates, Series 2006-AR10, Cl. 5A1, 5.589%, 7/1/36[1]	$4,192,318	$3,269,236

Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg.
Pass-Through Certificates, Series 2004-AA, Cl. 2A, 4.979%, 12/25/34[1]	2,567,965	2,485,462

Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg.
Pass-Through Certificates, Series 2004-S, Cl. A1, 3.105%, 9/25/34[1]	2,215,871	2,051,100

Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg.
Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 5.01%, 3/1/36[1]	6,078,863	4,998,795

		14,812,597

Other—0.0%
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped
Mtg.-Backed Security, Series 1987-3, Cl. B, 60.52%, 10/23/17[4]	1,606	137

Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped
Mtg.-Backed Security, Series1987-3, Cl. A, 1.015%, 10/23/17[6]	2,377	2,248

		2,385

Residential—2.1%
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through
Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	4,040,181	3,456,806

Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through
Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	3,485,568	2,642,953

CWALT Alternative Loan Trust 2005-21CB, Mtg. Pass-Through
Certificates, Series 2005-21CB, Cl. A7, 5.50%, 6/1/35	5,561,500	4,446,322

GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through
Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	4,136,784	3,589,402

Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg. Pass-Through
Certificates, Series 2005-A1, Cl.2A1, 3.124%, 12/25/34[1]	1,773,568	1,542,578

RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	680,525	675,324

RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	838,689	763,897

Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through
Certificates, Series 2004-R, Cl. 2A1, 3.003%, 9/1/34[1]	903,353	856,797

Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg. Pass-Through
Certificates, Series 2005-AR16, Cl. 2A1, 3.363%, 10/1/35[1]	5,116,449	4,329,247

		22,303,326

Total Mortgage-Backed Obligations (Cost $747,468,074)		761,125,375

U.S. Government Obligations—4.3%

Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14	10,375,000	10,379,451

Federal National Mortgage Assn. Nts., 3%, 9/16/14[8]	8,060,000	8,171,083
F8 | OPPENHEIMER CORE BOND FUND

	Principal
	Amount	Value

U.S. Government Obligations Continued
U.S. Treasury Bonds:
7.50%, 11/15/16[9]	$7,700,000	$9,706,212
STRIPS, 3.862%, 2/15/13[10]	1,520,000	1,433,652

U.S. Treasury Nts., 5.125%, 5/15/16	14,830,000	16,544,734

Total U.S. Government Obligations (Cost $47,516,556)		46,235,132

Corporate Bonds and Notes—30.4%

Consumer Discretionary—3.6%

Automobiles—0.7%
Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13	2,345,000	2,572,875

Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10	4,785,000	4,938,225

		7,511,100

Hotels, Restaurants & Leisure—0.2%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	2,520,000	2,538,114

Household Durables—0.2%
Fortune Brands, Inc., 3% Sr. Unsec. Unsub. Bonds, 6/1/12	2,610,000	2,588,285

Leisure Equipment & Products—0.2%
Mattel, Inc., 6.125% Sr. Unsec. Nts., 6/15/11	2,415,000	2,547,129

Media—1.7%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19	2,300,000	2,756,102

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec.
Nts., 11/15/22	1,490,000	1,920,236

DirecTV Holdings LLC/DirecTV Financing Co., Inc.:
5.875% Sr. Unsec. Unsub. Nts., 10/1/19[2]	2,039,000	2,077,682
7.625% Sr. Unsec. Unsub. Nts., 5/15/16[3]	1,860,000	2,034,645

DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19	2,180,000	2,297,175

Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40[2]	2,093,000	2,080,285

Time Warner Cos., Inc., 9.125% Debs., 1/15/13	1,738,000	2,018,016

Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	1,355,000	1,624,394

Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	1,445,000	1,562,587

		18,371,122

Specialty Retail—0.6%
Home Depot, Inc. (The), 5.875% Sr. Unsec. Unsub. Nts., 12/16/36	2,220,000	2,149,966

Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	3,480,000	3,740,760

		5,890,726

Consumer Staples—1.9%

Beverages—0.7%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19[2]	3,875,000	4,544,418
F9 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Beverages Continued
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14[3]	$2,435,000	$2,605,450

		7,149,868

Food & Staples Retailing—0.1%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	1,295,000	1,662,442

Real Time Data Co., 11% Nts., 5/31/09[3,11,12,13]	476,601	—

		1,662,442

Food Products—0.6%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	980,000	1,002,775
8.50% Sr. Unsec. Nts., 6/15/19	1,190,000	1,358,749

Heinz (H.J.) Finance Co., 7.125% Sr. Unsec. Nts., 8/1/39[2]	1,850,000	2,098,409

Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11	2,155,000	2,300,090

		6,760,023

Tobacco—0.5%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	4,245,000	5,255,726

Energy—4.1%

Energy Equipment & Services—0.5%
Pride International, Inc., 8.50% Sr. Nts., 6/15/19	2,875,000	3,335,000

Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	1,770,000	1,695,593

Weatherford International, Inc., 6.625% Sr. Unsec. Unsub. Nts.,
Series B, 11/15/11	434,000	464,604

		5,495,197

Oil, Gas & Consumable Fuels—3.6%
Anadarko Petroleum Corp., 6.45% Sr. Unsec. Nts., 9/15/36	2,089,000	2,188,766

Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16	2,250,000	2,261,250

DCP Midstream LLC, 6.75% Sr. Unsec. Nts., 9/15/37[2]	398,000	394,695

Duke Energy Field Services LLC, 7.875% Unsec. Nts., 8/16/10	2,280,000	2,370,703

El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16	2,625,000	2,815,313

Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub. Bonds, 7/1/38	981,000	1,078,191

Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	2,640,000	2,797,993

Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	4,515,000	4,675,725

Kerr-McGee Corp., 6.875% Sr. Unsec. Unsub. Nts., 9/15/11	1,721,000	1,851,049

Kinder Morgan Energy Partners LP, 9% Sr. Unsec. Nts., 2/1/19	2,135,000	2,631,390

Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	2,425,000	2,451,122

Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13	2,375,000	2,413,594

Pipeline Funding Co. LLC, 7.50% Sr. Sec. Nts., 1/15/30[2]	1,742,000	1,651,327

Plains All American Pipeline LP, 6.50% Sr. Unsec. Unsub. Nts., 5/1/18	2,845,000	3,047,316
F10 | OPPENHEIMER CORE BOND FUND

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	$1,380,000	$1,452,649

Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32	1,850,000	2,219,791

Woodside Finance Ltd., 4.50% Nts., 11/10/14[2]	2,200,000	2,222,013

		38,522,887

Financials—8.9%

Capital Markets—1.5%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	3,980,000	3,902,318

Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	4,606,000	4,325,237

Morgan Stanley:
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	1,115,000	1,121,603
7.30% Sr. Unsec. Nts., 5/13/19	6,380,000	7,176,664

		16,525,822

Commercial Banks—2.1%
Barclays Bank plc, 6.278% Perpetual Bonds[3,14]	5,670,000	4,224,150

City National Capital Trust I, 9.625% Jr. Sub. Bonds, 2/1/40	2,620,000	2,789,855

HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35	4,380,000	3,635,400

PNC Funding Corp., 5.25% Gtd. Unsec. Sub. Nts., 11/15/15	2,790,000	2,872,737

Wachovia Corp., 5.625% Sub. Nts., 10/15/16	1,240,000	1,269,666

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K14	7,590,000	7,646,925

		22,438,733

Consumer Finance—0.4%
Capital One Capital IV, 8.875% Jr. Sub. Nts., 5/15/40	4,370,000	4,686,825

Diversified Financial Services—2.6%
Citigroup, Inc., 8.125% Sr. Unsec. Nts., 7/15/39	6,600,000	7,471,550

JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[14]	9,710,000	10,048,238

Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	9,345,000	10,298,835

		27,818,623

Insurance—1.8%
AXA SA, 6.379% Sub. Perpetual Bonds[2,14]	3,464,000	2,805,840

Hartford Financial Services Group, Inc. (The):
5.375% Sr. Unsec. Nts., 3/15/17	2,130,000	2,033,426
6% Sr. Unsec. Nts., 1/15/19	2,935,000	2,862,934

Lincoln National Corp.:
7% Jr. Sub. Bonds, 5/17/66[1]	3,275,000	2,751,000
8.75% Sr. Unsec. Nts., 7/1/19	1,489,000	1,704,155

Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec. Nts., 9/15/10	2,446,000	2,507,962

Principal Life Global Funding I, 4.40% Sr. Sec. Nts., 10/1/10[2]	2,450,000	2,500,218

Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23[2]	2,435,000	2,612,005

		19,777,540
F11 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Real Estate Investment Trusts—0.5%
Simon Property Group LP, 5.375% Sr. Unsec. Unsub. Nts., 6/1/11	$2,420,000	$2,512,974

WEA Finance LLC/WT Finance Aust Pty Ltd., 5.75% Nts., 9/2/15[2]	2,610,000	2,755,406

		5,268,380

Health Care—1.2%

Health Care Equipment & Supplies—0.4%
Boston Scientific Corp., 6% Sr. Unsec. Unsub. Nts., 1/15/20	4,117,000	4,214,544

Health Care Providers & Services—0.2%
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	2,230,000	2,306,311

Life Sciences Tools & Services—0.4%
Fisher Scientific International, Inc., 6.125% Sr. Unsec. Sub. Nts., 7/1/15	3,795,000	3,914,068

Pharmaceuticals—0.2%
Watson Pharmaceuticals, Inc., 6.125% Sr. Unsec. Nts., 8/15/19	2,475,000	2,558,316

Industrials—2.8%

Aerospace & Defense—0.9%
BAE Systems Holdings, Inc., 6.375% Nts., 6/1/19[2]	2,405,000	2,591,592

L-3 Communications Corp., 5.875% Sr. Sub. Nts., 1/15/15	2,605,000	2,614,769

Meccanica Holdings USA, Inc.:
6.25% Sr. Nts., 1/15/40[2]	710,000	713,249
6.25% Sr. Unsec. Unsub. Nts., 7/15/19[2]	1,345,000	1,437,710
7.375% Sr. Unsec. Unsub. Nts., 7/15/39[2]	2,240,000	2,522,867

		9,880,187

Commercial Services & Supplies—0.4%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	1,935,000	2,141,509

Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	1,640,000	1,730,702

		3,872,211

Electrical Equipment—0.2%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19	2,565,000	2,675,167

Industrial Conglomerates—0.6%
General Electric Capital Corp., 5.875% Unsec. Unsub. Nts., 1/14/38	1,815,000	1,686,003

Tyco International Ltd./Tyco International Finance SA, 6.875%
Sr. Unsec. Unsub. Nts., 1/15/21	4,400,000	4,946,313

		6,632,316

Machinery—0.3%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14	2,730,000	2,825,550

Road & Rail—0.4%
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19	3,700,000	4,234,091

Information Technology—0.7%

Electronic Equipment & Instruments—0.4%
Agilent Technologies, Inc., 5.50% Sr. Unsec. Unsub. Nts., 9/14/15	4,043,000	4,243,052
F12 | OPPENHEIMER CORE BOND FUND

	Principal
	Amount	Value

Software— 0.3%
CA, Inc., 5.375% Sr. Unsec. Unsub. Nts., 12/1/19	$3,055,000	$3,077,995

Materials—2.3%

Chemicals— 0.7%
Airgas, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/14	1,310,000	1,331,244

Morton International, Inc., 12.40% Credit Sensitive Nts., 6/1/20[1]	85,000	99,716

Terra Capital, Inc., 7.75% Sr. Nts., 11/1/19[2]	3,305,000	3,552,875

Yara International ASA, 7.875% Nts., 6/11/19[2]	2,168,000	2,479,585

		7,463,420

Containers & Packaging— 0.2%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	2,610,000	2,688,300

Metals & Mining—1.4%
Freeport-McMoRan Copper & Gold, Inc., 8.25% Sr. Unsec. Nts., 4/1/15	3,889,000	4,243,541

Teck Resources Ltd., 9.75% Sr. Sec. Nts., 5/15/14	2,840,000	3,290,850

Vale Overseas Ltd., 6.875% Sr. Unsec. Nts., 11/10/39	2,635,000	2,665,893

Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	1,485,000	1,538,859
6% Sr. Unsec. Unsub. Nts., 10/15/15	1,775,000	1,897,961

Xstrata Finance Canada Ltd., 6.90% Nts., 11/15/37[2]	1,187,000	1,214,220

		14,851,324

Telecommunication Services—2.9%

Diversified Telecommunication Services—2.6%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	2,910,000	2,965,558

British Telecommunications plc, 9.625% Bonds, 12/15/30	1,565,000	1,999,250

Citizens Communications Co., 6.25% Sr. Nts., 1/15/13	2,365,000	2,382,738

Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10[1]	2,196,000	2,269,654

Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13	2,305,000	2,506,254

Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10	4,520,000	4,627,047

Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10	2,170,000	2,270,445

Telus Corp., 8% Nts., 6/1/11	3,545,000	3,839,118

Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	1,905,000	1,998,134

Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16	2,845,000	2,909,013

		27,767,211

Wireless Telecommunication Services—0.3%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	1,910,000	2,124,875

Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11	951,000	1,043,830

		3,168,705
F13 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Utilities—2.0%

Electric Utilities—0.3%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[2]	$1,880,000	$2,057,929

Exelon Corp., 5.625% Sr. Unsec. Bonds, 6/15/35	1,705,000	1,546,756

		3,604,685

Energy Traders—0.8%
Constellation Energy Group, Inc., 7.60% Unsec. Nts., 4/1/32	2,485,000	2,706,043

NRG Energy, Inc., 7.375% Sr. Nts., 2/1/16	2,375,000	2,383,906

Oncor Electric Delivery Co., 6.375% Sr. Sec. Nts., 1/15/15	3,130,000	3,418,013

		8,507,962

Multi-Utilities—0.9%
CMS Energy Corp., 6.55% Sr. Unsec. Unsub. Nts., 7/17/17	2,850,000	2,828,796

NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10	2,210,000	2,317,362

Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16	1,325,000	1,438,865
9.80% Sr. Unsec. Nts., 2/15/19	2,110,000	2,637,720

		9,222,743

Total Corporate Bonds and Notes (Cost $310,185,425)		328,516,700

Shares

Common Stocks—0.0%
Chesapeake Energy Corp. (Cost $9)	181	4,684

Units

Rights, Warrants and Certificates—0.0%
Pathmark Stores, Inc. Wts., Strike Price $22.31, Exp. 9/19/10 [13] (Cost $5,577)	2,028	—

	Shares

Investment Companies—17.2%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[15,16]	1,495,229	1,495,229

Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[15,17]	184,405,282	184,405,282

Total Investment Companies (Cost $185,900,511)		185,900,511
Investments Purchased with Cash Collateral from Securities Loaned—0.7%[18]
OFI Liquid Assets Fund, LLC, 0.33%[15,17] (Cost $7,318,500)	7,318,500	7,318,500

Total Investments, at Value (Cost $1,396,931,497)	131.7%	1,420,404,809

Liabilities in Excess of Other Assets	(31.7)	(341,924,151)

Net Assets	100.0%	$1,078,480,658

F14 | OPPENHEIMER CORE BOND FUND

Footnotes to Statement of Investments

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $62,207,760 or 5.77% of the Fund’s net assets as of December 31, 2009.

3.	Illiquid security. The aggregate value of illiquid securities as of December 31, 2009 was $13,348,163, which represents 1.24% of the Fund’s net assets. See Note 6 of accompanying Notes.

4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $65,264,588 or 6.05% of the Fund’s net assets as of December 31, 2009.

5.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

6.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $548,108 or 0.05% of the Fund’s net assets as of December 31, 2009.

7.	When-issued security or delayed delivery to be delivered and settled after December 31, 2009. See Note 1 of accompanying Notes.

8.	Partial or fully-loaned security. See Note 7 of accompanying Notes.

9.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $3,403,477. See Note 5 of accompanying Notes.

10.	Zero coupon bond reflects effective yield on the date of purchase.

11.	Issue is in default. See Note 1 of accompanying Notes.

12.	Interest or dividend is paid-in-kind, when applicable.

13.	Non-income producing security.

14.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

15.	Rate shown is the 7-day yield as of December 31, 2009.

16.	Interest rate is less than 0.0005%.

17.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	December 31, 2009

OFI Liquid Assets Fund, LLC	408,818	31,592,360	24,682,678	7,318,500
Oppenheimer Institutional Money Market Fund, Cl. E	171,712,453	1,478,471,771	1,465,778,942	184,405,282

	Value	Income

OFI Liquid Assets Fund, LLC	$7,318,500	$23,689	[a]

Oppenheimer Institutional Money Market Fund, Cl. E	184,405,282	1,262,564

	$191,723,782	$1,286,253

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
F15 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

18.	The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1 of accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$91,303,907	$—	$91,303,907
Mortgage-Backed Obligations	—	761,125,375	—	761,125,375
U.S. Government Obligations	—	46,235,132	—	46,235,132
Corporate Bonds and Notes	—	328,516,700	—	328,516,700
Common Stocks	4,684	—	—	4,684
Rights, Warrants and Certificates	—	—	—	—
Investment Companies	185,900,511	—	—	185,900,511
Investments Purchased with Cash
Collateral from Securities Loaned	7,318,500	—	—	7,318,500

Total Investments, at Value	193,223,695	1,227,181,114	—	1,420,404,809
Other Financial Instruments:
Futures margins	194,434	—	—	194,434

Total Assets	$193,418,129	$1,227,181,114	$—	$1,420,599,243

Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value	$—	$(493,070)	$—	$(493,070)
Futures margins	(601,895)	—	—	(601,895)

Total Liabilities	$(601,895)	$(493,070)	$—	$(1,094,965)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
F16 | OPPENHEIMER CORE BOND FUND

Futures Contracts as of December 31, 2009 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Long Bonds	Buy	809	3/22/10	$93,338,375	$(3,832,926)
U.S. Treasury Nts., 2 yr.	Sell	464	3/31/10	100,347,250	525,255
U.S. Treasury Nts., 5 yr.	Sell	368	3/31/10	42,092,875	734,325
U.S. Treasury Nts., 10 yr.	Buy	555	3/22/10	64,076,484	(1,689,016)

					$(4,262,362)

Credit Default Swap Contracts as of December 31, 2009 are as follows:

			Pay/
	Buy/Sell	Notional	Receive
Reference Entity/	Credit	Amount	Fixed	Termination		Unrealized
Swap Counterparty	Protection	(000’s)	Rate	Date	Value	Depreciation

CDX North America Investment
Grade Index, Volume H, Series 7
Morgan Stanley Capital Services, Inc.	Sell	$17,000	0.75%	12/20/11	$(256,552)	$256,552

	Total	17,000			(256,552)	256,552

Vale Inco Ltd.:
Morgan Stanley Capital Services, Inc.	Buy	3,660	0.70	3/20/17	(95,942)	95,942
Morgan Stanley Capital Services, Inc.	Buy	3,670	0.63	3/20/17	(79,425)	79,425

	Total	7,330			(175,367)	175,367

Vale Overseas:
Morgan Stanley Capital Services, Inc.	Sell	3,660	1.17	3/20/17	(22,341)	22,341
Morgan Stanley Capital Services, Inc.	Sell	3,670	1.10	3/20/17	(38,810)	38,810

	Total	7,330			(61,151)	61,151

Grand Total Buys					(175,367)	175,367
Grand Total Sells					(317,703)	317,703

Total Credit Default Swaps					$(493,070)	$493,070

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum
	Potential Payments
Type of Reference	for Selling Credit		Reference
Asset on which the	Protection	Amount	Asset Rating
Fund Sold Protection	(Undiscounted)	Recoverable*	Range**

Non-Investment Grade
Corporate Debt Indexes	$17,000,000	$—	BB
Investment Grade Single
Name Corporate Debt	7,330,000	—	BBB+

Total	$24,330,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
F17 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of December 31, 2009 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	$7,330	$(175,367)
	Credit Default Sell Protection	24,330	(317,703)

Total Swaps			$(493,070)

See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,205,207,715)	$1,228,681,027
Affiliated companies (cost $191,723,782)	191,723,782

1,420,404,809

Cash	105,000

Receivables and other assets:
Interest, dividends and principal paydowns	8,928,082
Shares of beneficial interest sold	684,826
Futures margins	194,434
Other	100,487

Total assets	1,430,417,638

Liabilities
Return of collateral for securities loaned	7,318,500

Depreciated swaps, at value	493,070

Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	339,998,064
Shares of beneficial interest redeemed	1,596,362
Futures margins	601,895
Distribution and service plan fees	327,287
Transfer and shareholder servicing agent fees	179,395
Shareholder communications	99,768
Trustees’ compensation	18,726
Dividends	519
Other	1,303,394

Total liabilities	351,936,980

Net Assets	$1,078,480,658

Composition of Net Assets
Par value of shares of beneficial interest	$176,261

Additional paid-in capital	1,649,321,797

Accumulated net investment income	2,837

Accumulated net realized loss on investments	(589,738,117)

Net unrealized appreciation on investments	18,717,880

Net Assets	$1,078,480,658

F19 | OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $370,940,590 and 60,590,547 shares of beneficial interest outstanding)	$6.12
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.43

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,005,241 and 5,392,871 shares of beneficial interest outstanding)	$6.12

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $96,829,230 and 15,800,944 shares of beneficial interest outstanding)	$6.13

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $40,051,255 and 6,545,021 shares of beneficial interest outstanding)	$6.12

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $537,654,342 and 87,932,016 shares of beneficial interest outstanding)	$6.11
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER CORE BOND FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2009

Investment Income
Interest (net of foreign withholding taxes of $2,013)	$74,203,832

Fee income	15,120,283

Dividends:
Unaffiliated companies	26,178
Affiliated companies	1,262,564

Income from investment of securities lending cash collateral, net—affiliated companies	23,689

Total investment income	90,636,546

Expenses
Management fees	5,482,243

Distribution and service plan fees:
Class A	903,008
Class B	330,248
Class C	946,938
Class N	212,848

Transfer and shareholder servicing agent fees:
Class A	1,320,908
Class B	269,632
Class C	376,520
Class N	220,833
Class Y	442,110

Shareholder communications:
Class A	133,482
Class B	27,213
Class C	37,296
Class N	6,888
Class Y	143,524

Trustees’ compensation	47,615

Custodian fees and expenses	9,286

Other	448,033

Total expenses	11,358,625
Less waivers and reimbursements of expenses	(2,844,821)

Net expenses	8,513,804

Net Investment Income	82,122,742
F21 | OPPENHEIMER CORE BOND FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	$(413,835,092)
Closing and expiration of futures contracts	(9,739,013)
Swap contracts	(68,663,002)

Net realized loss	(492,237,107)

Net change in unrealized appreciation (depreciation) on:
Investments	467,137,255
Futures contracts	(18,493,370)
Swap contracts	3,179,886

Net change in unrealized appreciation	451,823,771

Net Increase in Net Assets Resulting from Operations	$41,709,406

See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2009	2008

Operations
Net investment income	$82,122,742	$135,436,442

Net realized loss	(492,237,107)	(549,491,743)

Net change in unrealized appreciation (depreciation)	451,823,771	(438,621,133)

Net increase (decrease) in net assets resulting from operations	41,709,406	(852,676,434)

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(10,862,876)	—
Class B	(871,836)	—
Class C	(2,480,446)	—
Class N	(1,222,467)	—
Class Y	(18,689,300)	—

	(34,126,925)	—

Tax return of capital distribution from net investment income:
Class A	(15,276,896)	(48,739,916)
Class B	(1,226,097)	(4,132,899)
Class C	(3,488,351)	(9,323,533)
Class N	(1,719,204)	(5,016,188)
Class Y	(26,283,510)	(68,196,336)

	(47,994,058)	(135,408,872)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	(85,457,165)	(154,698,760)
Class B	(8,811,391)	(24,910,772)
Class C	(10,637,582)	(10,474,874)
Class N	(12,788,944)	7,600,883
Class Y	(237,947,065)	488,230,231

	(355,642,147)	305,746,708

Net Assets
Total decrease	(396,053,724)	(682,338,598)

Beginning of period	1,474,534,382	2,156,872,980

End of period (including accumulated net investment income (loss) of $2,837 and $(8,979,508), respectively)	$1,078,480,658	$1,474,534,382

See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$6.12	$10.18	$10.23	$10.24	$10.44

Income (loss) from investment operations:
Net investment income[1]	.41	.56	.50	.47	.42
Net realized and unrealized gain (loss)	— [2]	(4.06)	(.05)	.01	(.18)

Total from investment operations	.41	(3.50)	.45	.48	.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	—	(.39)	(.49)	(.44)
Tax return of capital distribution	(.24)	(.56)	(.11)	—	—

Total dividends and/or distributions to shareholders	(.41)	(.56)	(.50)	(.49)	(.44)

Net asset value, end of period	$6.12	$6.12	$10.18	$10.23	$10.24

Total Return, at Net Asset Value[3]	7.29%	(35.83)%	4.49%	4.84%	2.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$370,941	$465,375	$954,825	$670,012	$488,889

Average net assets (in thousands)	$367,832	$786,186	$779,234	$566,159	$423,182

Ratios to average net assets:[4]
Net investment income	7.11%	6.20%	4.89%	4.66%	4.12%
Total expenses	1.17%[5]	0.92%[5]	0.88%[5]	0.96%[5]	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.90%	0.87%	0.90%	0.90%

Portfolio turnover rate[6]	115%	52%	89%	107%	98%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	1.19%
Year Ended December 31, 2008	0.92%
Year Ended December 31, 2007	0.89%
Year Ended December 31, 2006	0.96%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase	Sale
	Transactions	Transactions

Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536
Year Ended December 31, 2007	$2,990,658,315	$2,928,450,309
Year Ended December 31, 2006	$2,924,444,249	$2,991,206,014
Year Ended December 31, 2005	$3,609,072,810	$3,584,424,906
See accompanying Notes to Financial Statements.
F24 | OPPENHEIMER CORE BOND FUND

Class B Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$6.12	$10.17	$10.23	$10.23	$10.44

Income (loss) from investment operations:
Net investment income[1]	.37	.49	.42	.40	.35
Net realized and unrealized gain (loss)	(.01)	(4.04)	(.06)	.01	(.20)

Total from investment operations	.36	(3.55)	.36	.41	.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	—	(.31)	(.41)	(.36)
Tax return of capital distribution	(.21)	(.50)	(.11)	—	—

Total dividends and/or distributions to shareholders	(.36)	(.50)	(.42)	(.41)	(.36)

Net asset value, end of period	$6.12	$6.12	$10.17	$10.23	$10.23

Total Return, at Net Asset Value[2]	6.49%	(36.24)%	3.60%	4.17%	1.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,005	$42,617	$99,282	$116,230	$125,069

Average net assets (in thousands)	$33,018	$76,116	$106,727	$118,240	$135,296

Ratios to average net assets:[3]
Net investment income	6.35%	5.43%	4.13%	3.92%	3.37%
Total expenses	2.43%[4]	1.87%[4]	1.79%[4]	1.86%[4]	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.65%	1.64%	1.65%	1.65%

Portfolio turnover rate[5]	115%	52%	89%	107%	98%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	2.45%
Year Ended December 31, 2008	1.87%
Year Ended December 31, 2007	1.80%
Year Ended December 31, 2006	1.86%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase	Sale
	Transactions	Transactions

Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536
Year Ended December 31, 2007	$2,990,658,315	$2,928,450,309
Year Ended December 31, 2006	$2,924,444,249	$2,991,206,014
Year Ended December 31, 2005	$3,609,072,810	$3,584,424,906
See accompanying Notes to Financial Statements.
F25 | OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$6.13	$10.18	$10.24	$10.24	$10.45

Income (loss) from investment operations:
Net investment income[1]	.37	.50	.42	.40	.35
Net realized and unrealized gain (loss)	(.01)	(4.05)	(.06)	.01	(.20)

Total from investment operations	.36	(3.55)	.36	.41	.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	—	(.31)	(.41)	(.36)
Tax return of capital distribution	(.21)	(.50)	(.11)	—	—

Total dividends and/or distributions to shareholders	(.36)	(.50)	(.42)	(.41)	(.36)

Net asset value, end of period	$6.13	$6.13	$10.18	$10.24	$10.24

Total Return, at Net Asset Value[2]	6.49%	(36.20)%	3.60%	4.16%	1.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96,829	$108,673	$194,071	$149,440	$109,207

Average net assets (in thousands)	$94,555	$169,737	$172,144	$126,593	$94,742

Ratios to average net assets[3]
Net investment income	6.31%	5.49%	4.12%	3.92%	3.37%
Total expenses	1.97%[4]	1.68%[4]	1.66%[4]	1.76%[4]	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.56%	1.65%	1.64%	1.65%	1.65%

Portfolio turnover rate[5]	115%	52%	89%	107%	98%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	1.99%
Year Ended December 31, 2008	1.68%
Year Ended December 31, 2007	1.67%
Year Ended December 31, 2006	1.76%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536
Year Ended December 31, 2007	$2,990,658,315	$2,928,450,309
Year Ended December 31, 2006	$2,924,444,249	$2,991,206,014
Year Ended December 31, 2005	$3,609,072,810	$3,584,424,906
See accompanying Notes to Financial Statements.
F26 | OPPENHEIMER CORE BOND FUND

Class N Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$6.12	$10.17	$10.23	$10.23	$10.44

Income (loss) from investment operations:
Net investment income[1]	.40	.54	.47	.45	.40
Net realized and unrealized gain (loss)	(.01)	(4.05)	(.06)	.01	(.19)

Total from investment operations	.39	(3.51)	.41	.46	.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	—	(.36)	(.46)	(.42)
Tax return of capital distribution	(.23)	(.54)	(.11)	—	—

Total dividends and/or distributions to shareholders	(.39)	(.54)	(.47)	(.46)	(.42)

Net asset value, end of period	$6.12	$6.12	$10.17	$10.23	$10.23

Total Return, at Net Asset Value[2]	7.02%	(35.92)%	4.11%	4.68%	1.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,051	$54,092	$84,017	$58,232	$35,836

Average net assets (in thousands)	$42,761	$83,422	$70,555	$46,672	$30,274

Ratios to average net assets:[3]
Net investment income	6.88%	6.01%	4.62%	4.42%	3.87%
Total expenses	1.56%[4]	1.28%[4]	1.26%[4]	1.35%[4]	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.07%	1.15%	1.14%	1.15%	1.15%

Portfolio turnover rate[5]	115%	52%	89%	107%	98%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	1.58%
Year Ended December 31, 2008	1.28%
Year Ended December 31, 2007	1.27%
Year Ended December 31, 2006	1.35%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536
Year Ended December 31, 2007	$2,990,658,315	$2,928,450,309
Year Ended December 31, 2006	$2,924,444,249	$2,991,206,014
Year Ended December 31, 2005	$3,609,072,810	$3,584,424,906
See accompanying Notes to Financial Statements.
F27 | OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$6.12	$10.16	$10.22	$10.22	$10.43

Income (loss) from investment operations:
Net investment income[1]	.43	.60	.53	.51	.45
Net realized and unrealized gain (loss)	(.02)	(4.04)	(.05)	.01	(.19)

Total from investment operations	.41	(3.44)	.48	.52	.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	—	(.43)	(.52)	(.47)
Tax return of capital distribution	(.25)	(.60)	(.11)	—	—

Total dividends and/or distributions to shareholders	(.42)	(.60)	(.54)	(.52)	(.47)

Net asset value, end of period	$6.11	$6.12	$10.16	$10.22	$10.22

Total Return, at Net Asset Value[2]	7.44%	(35.45)%	4.80%	5.29%	2.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$537,655	$803,777	$824,678	$435,311	$171,323

Average net assets (in thousands)	$598,909	$1,006,642	$617,403	$309,558	$91,172

Ratios to average net assets:[3]
Net investment income	7.51%	6.78%	5.28%	5.03%	4.39%
Total expenses	0.62%[4]	0.51%[4]	0.48%[4]	0.55%[4]	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.51%	0.51%	0.47%	0.55%	0.65%

Portfolio turnover rate[5]	115%	52%	89%	107%	98%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	0.64%
Year Ended December 31, 2008	0.51%
Year Ended December 31, 2007	0.49%
Year Ended December 31, 2006	0.55%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536
Year Ended December 31, 2007	$2,990,658,315	$2,928,450,309
Year Ended December 31, 2006	$2,924,444,249	$2,991,206,014
Year Ended December 31, 2005	$3,609,072,810	$3,584,424,906
See accompanying Notes to Financial Statements.
F28 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Core Bond Fund (the “Fund”), is a separate fund of Oppenheimer Integrity Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. It invests primarily in investment-grade bonds and U.S. government securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last
F29 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities
F30 | OPPENHEIMER CORE BOND FUND

do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions
Purchased securities	$339,998,064
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire
F31 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of December 31, 2009 is as follows:

Cost	$365,810
Market Value	$—
Market Value as a % of Net Assets	0.00%
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not
F32 | OPPENHEIMER CORE BOND FUND

registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$—	$—	$594,545,057	$22,780,136

1.	As of December 31, 2009, the Fund had $594,545,057 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2010	$2,007,359
2013	6,003,757
2014	5,185,579
2015	2,067,456
2016	113,077,964
2017	466,202,942

Total	$594,545,057

2.	During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward.
F33 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STAT E MENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated
Reduction to	Net Investment	Net Realized
Paid-in Capital	Loss	Loss on Investments

$48,016,146	$8,980,586	$39,035,560
The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Distributions paid from:
Ordinary income	$34,126,925	$—
Return of capital	47,994,058	135,408,872

Total	$82,120,983	$135,408,872

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,392,869,241
Federal tax cost of other investments	19,237,096

Total federal tax cost	$1,412106,337

Gross unrealized appreciation	$49,610,007
Gross unrealized depreciation	(26,829,871)

Net unrealized appreciation	$22,780,136

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other
F34 | OPPENHEIMER CORE BOND FUND

Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
F35 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	19,731,384	$115,266,113	29,906,907	$270,918,926
Dividends and/or
distributions reinvested	3,690,332	21,238,507	4,575,216	39,891,036
Redeemed	(38,821,755)	(221,961,785)	(52,314,050)	(465,508,722)

Net decrease	(15,400,039)	$(85,457,165)	(17,831,927)	$(154,698,760)

Class B
Sold	1,678,256	$9,765,521	2,467,816	$22,640,320
Dividends and/or
distributions reinvested	327,928	1,883,536	421,920	3,670,527
Redeemed	(3,574,077)	(20,460,448)	(5,687,742)	(51,221,619)

Net decrease	(1,567,893)	$(8,811,391)	(2,798,006)	$(24,910,772)

Class C
Sold	6,087,162	$34,998,758	6,664,445	$58,898,201
Dividends and/or
distributions reinvested	848,417	4,892,882	855,969	7,379,319
Redeemed	(8,866,339)	(50,529,222)	(8,845,862)	(76,752,394)

Net decrease	(1,930,760)	$(10,637,582)	(1,325,448)	$(10,474,874)

Class N
Sold	2,388,783	$13,838,712	4,420,884	$40,331,503
Dividends and/or
distributions reinvested	378,725	2,176,624	417,199	3,582,842
Redeemed	(5,058,808)	(28,804,280)	(4,260,459)	(36,313,462)

Net increase (decrease)	(2,291,300)	$(12,788,944)	577,624	$7,600,883

Class Y
Sold	43,268,199	$249,153,378	82,125,659	$745,212,714
Dividends and/or
distributions reinvested	7,554,048	43,240,565	7,987,038	67,463,930
Redeemed	(94,291,033)	(530,341,008)	(39,854,240)	(324,446,413)
Net increase (decrease)	(43,468,786)	$(237,947,065)	50,258,457	$488,230,231

F36 | OPPENHEIMER CORE BOND FUND

The Fund may participate in the ReFlow, LLC (“ReFlow”) liquidity program which is designed to provide an alternative source of funding to meet shareholder redemptions. ReFlow provides liquidity by being prepared to purchase Fund shares at the closing net asset value equal to the amount of the net redemptions on any given day. On subsequent days, when the Fund experiences net subscriptions, ReFlow redeems its holdings at the net asset value on that day, subject to maximum holding period restrictions of 28 days, set by ReFlow. The Fund will waive its transaction fees with respect to redemptions by ReFlow. When participating in the ReFlow program, the Fund pays ReFlow a fee equal to the value of shares purchased for the period held times a rate determined by a daily auction with other participating mutual funds in the ReFlow program. ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund and there is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. Fees incurred by the Fund during the period, if any, under the ReFlow liquidity program are included in “Other Expenses” per the Statement of Operations and fees payable by the Fund to ReFlow at period end, if any, are included in “Other Liabilities” per the Statement of Assets and Liabilities.
     As of December 31, 2009, ReFlow did not hold any shares of the Fund.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended December 31, 2009, were as follows:

	Purchases	Sales
Investment securities	$769,793,733	$930,107,102
U.S. government and government agency obligations	76,913,456	29,606,330
To Be Announced (TBA) mortgage-related securities	5,894,681,002	6,157,656,958
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1 billion	0.50%
Over $1 billion	0.35
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2009, the Fund paid $2,395,813 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
F37 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class B	$1,652,238
Class C	3,500,303
Class N	1,595,346
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
F38 | OPPENHEIMER CORE BOND FUND

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
December 31, 2009	$187,619	$26,509	$103,877	$21,794	$798
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the “Total expenses” for all classes of shares so that “Total expenses after waivers, payments and/or reimbursements and reduction to custodian expenses” as percentages of daily net assets, will not exceed the following annual rates: 0.90% for the Class A shares; 1.65% for the Class B and Class C shares, respectively; 1.15% for the Class N shares and 0.65% for the Class Y shares. During the year ended December 31, 2009, the Manager waived fees and/or reimbursed the Fund $834,274, $93,679, $227,042, $92,794,and $80,448 for Class A, Class B, Class C, Class N and Class Y shares, respectively. This voluntary undertaking may be withdrawn at any time.
     Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.10% of the Fund’s average annual net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be amended or withdrawn at any time. During the year ended December 31, 2009, the Manager waived $809,673 in advisory fees as a result of this voluntary arrangement.
     The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended December 31, 2009, the Manager reimbursed the Fund $125,399 for legal costs and fees. This undertaking may be amended or withdrawn at any time.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended December 31, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$80,080
Class B	156,082
Class C	53,391
Class N	72,852
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2009, the Manager waived $219,107 for IMMF management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options.
F39 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors defined below:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
F40 | OPPENHEIMER CORE BOND FUND

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of December 31, 2009 the Fund has not required certain counterparties to post collateral.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the
F41 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
     As of December 31, 2009, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $493,070 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of December 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Valuations of derivative instruments as of December 31, 2009 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Credit contracts				Depreciated
				swaps, at value	$493,070
Interest rate contracts	Futures margins	$194,434	*	Futures margins	601,895

Total		$194,434			$1,094,965

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or Loss Recognized on Derivatives

Derivatives Not Accounted	Closing and expiration
for as Hedging Instruments	of futures contracts	Swap contracts	Total

Credit contracts	$—	$(54,111,758)	$(54,111,758)
Interest rate contracts	(9,739,013)	(14,551,244)	(24,290,257)

Total	$(9,739,013)	$(68,663,002)	$(78,402,015)

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives

Derivatives Not Accounted
for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$(8,928,235)	$(8,928,235)
Interest rate contracts	(18,493,370)	12,108,121	(6,385,249)

Total	$(18,493,370)	$3,179,886	$(15,313,484)

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
F42 | OPPENHEIMER CORE BOND FUND

     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
(depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
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     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of December 31, 2009, the Fund had no such interest rate swap agreements outstanding.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of December 31, 2009, the Fund had no such total return swap agreements outstanding.
6. Illiquid Securities
As of December 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2009, the Fund had on loan securities valued at $7,152,684. Collateral of $7,318,500 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 18, 2010, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
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9. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor—including the Fund. The lawsuits naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund. The plaintiffs seek class action status on behalf of purchasers of shares of the Fund during a particular time period. The lawsuits against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Litigation involving certain other Oppenheimer funds are similar in nature.
     In 2009, lawsuits were filed in state court against the Manager and its subsidiary, on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund’s Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund’s Board and the individual Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Integrity Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund (the only portfolio constituting the Oppenheimer Integrity Fund), including the statement of investments, as of December 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Oppenheimer Core Bond Fund for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Core Bond Fund as of December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
February 18, 2010
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended December 31, 2009 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2009 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2009, the maximum amount allowable but not less than $77,392,929 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality, and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that
22 | OPPENHEIMER CORE BOND FUND

the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski the portfolio managers for the Fund effective April 2009, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load intermediate investment-grade debt funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median. The Board noted the Manager’s assertion that the Fund’s underperformance in 2008 was a combination of a severe downturn in the fixed income markets and a greater exposure to commercial and residential mortgages and investment grade financials relative to its peers, which impacted the Fund’s longer term track record. The Board also noted the changes in the portfolio management team that occurred at the end of 2008 and the appointment of a new portfolio manager on April 1, 2009, and it considered the Manager’s assertion that the newly formed Investment Grade Fixed Income team has been reducing the Fund’s position in commercial mortgages and certain residential mortgages and investment grade financials.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other intermediate
23 | OPPENHEIMER CORE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
investment-grade debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees and total expenses were competitive with its peer group median. The Board noted that the Manager voluntarily undertook to waive a portion of the management fee so that annual total expenses, as a percentage of net assets, will not exceed the following annual rates: 0.90% for the Class A shares; 1.65% for the Class B and Class C shares, respectively; 1.15% for the Class N shares and 0.65% for the Class Y shares. The Board also noted that the Manager has agreed to voluntarily waive 0.10% of its management fee effective April 1, 2009 through March 31, 2010. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time after March 31, 2010.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies (“portfolio proxies”) relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Fund’s Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, or, if available, the fund’s summary prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, or, if available, the summary prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with
the Fund, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 72	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 35 portfolios in the OppenheimerFunds complex.

George C. Bowen, Trustee (since 2001) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 35 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Trustee (since 2001) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 35 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Trustee (since 1990) Age: 67	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 35 portfolios in the OppenheimerFunds complex.

Sam Freedman, Trustee (since 1996) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 35 portfolios in the OppenheimerFunds complex.
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Name, Position(s) Held with
the Fund, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Richard Grabish, Trustee (since 2008) Age: 61	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 14 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Trustee (since 2002) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001- 2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 35 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Trustee (since 2002) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 35 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Trustee (since 2001) Age: 67	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 37 portfolios in the OppenheimerFunds complex.
27 | OPPENHEIMER CORE BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with
the Fund, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 51	Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007- February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005- March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008- June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007- January 2009) of MML Distributors, LLC.; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee and is an officer of 94 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President and Portfolio Manager (since 2009) Age: 49	Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and officer of 10 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President and Portfolio Manager (since 2009) Age: 44	Vice President of the Manager (since August 2007); CFA and a member of the Manger’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded
28 | OPPENHEIMER CORE BOND FUND

Name, Position(s) Held with
the Fund, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Peter A. Strzalkowski, (Continued)	(July 2006-August 2007); Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006); Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 7 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Director of Investment Brand Management, Senior Vice President of the Manager, and Senior Vice President of OppenheimerFunds Distributor, Inc. (since 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
29 | OPPENHEIMER CORE BOND FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the registrant in 2009 was KPMG LLP and in fiscal 2008 it was Deloitte & Touche LLP. The principal accountant for the audit of the registrant’s annual financial statements billed $38,900 in fiscal 2009 and $42,375 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $269,540 in fiscal 2009 and no such fees in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services for FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $8,750 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2009 and $42 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its trustees.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $278,290 in fiscal 2009 and $42 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Funds
By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 02/08/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 02/08/2010

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 02/08/2010